UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2020

Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. FIELD COURT, SUITE 300, LAKE FOREST, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2020, Akorn, Inc. (the “Company”) received written notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) that the Company was not in compliance with Nasdaq’s Listing Rule 5450(a)(1), as the closing bid price of the Company’s common stock had been below $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”).

Nasdaq also notified the Company that, due to the global market impact caused by coronavirus, Nasdaq has tolled the compliance period for the Minimum Bid Price Requirement through June 30, 2020. The compliance period for the Minimum Bid Price Requirement will be reinstated on July 1, 2020. As a result, the Company will have 180 calendar days from July 1, 2020, or until December 28, 2020, to regain compliance.

The Company may regain compliance with the Minimum Bid Price Requirement if the closing bid price of its common stock is $1.00 per share or more for a minimum of ten consecutive business days at any time prior to December 28, 2020. If the Company is not in compliance by December 28, 2020, the Company may be eligible for additional time. The Company’s failure to regain compliance during this period, including any extensions that may be granted by Nasdaq, could result in delisting.

The notification of noncompliance had no immediate effect on the listing or trading of the Company’s common stock, which continues to trade on The Nasdaq Global Select Market under the symbol AKRX. No determination regarding the Company’s response has been made at this time. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: May 1, 2020	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer